UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

Schedule 14A

_________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

SILO PHARMA, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

SILO PHARMA, INC.
677 N Washington Boulevard
Sarasota, Florida 34236

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 20, 2024

Dear Stockholders:

The 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting” or, “Annual Meeting”) of Silo Pharma, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), will be held on December 20, 2024, at 11:00 a.m. Eastern Time at our office located at 677 N Washington Boulevard, Sarasota, Florida 34236.

At the 2024 Annual Meeting, the holders of our outstanding common stock will act on the following matters:

1.      To elect four (4) members to our Board of Directors to serve for a one-year term to expire at the 2025 annual meeting of shareholders;

2.      To ratify the appointment of Salberg & Company, P.A. (“Salberg”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.      To approve, by non-binding advisory vote, the resolution approving named executive officer compensation (the “Say on Pay Proposal”);

4.      To approve, by non-binding advisory vote, the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation (the “Say When on Pay Proposal”);

5.      To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal”); and

6.      To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our Board unanimously recommends that you vote “FOR” the election of our Board’s director nominees (Proposal 1); “FOR” the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2); “FOR” the approval of the Say on Pay Proposal (Proposal 3); for “THREE YEARS” on the preferred frequency the approval of the Say When on Pay Proposal (Proposal 4); and “FOR” the approval of the Adjournment Proposal (Proposal 5).

Our Board of Directors has fixed November 12, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement of the meeting.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed proxy and return it promptly. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

If you are a stockholder of record, you may vote in one of the following ways:

Stockholders of Record

For your convenience, record holders of our common stock have four methods of voting:

1.      Vote by Internet.    The website address for Internet voting is on your vote instruction form;

2.      Vote by mail.    Mark, date, sign and promptly mail the enclosed proxy card;

3.      Vote by fax.    Mark, date, sign and promptly fax the enclosed proxy card to the fax number on your vote instruction form; or

4.      Vote in person.    Attend and vote at the Annual Meeting.

If your shares are held in “street name,” meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

Beneficial Owners of Shares Held in Street Name

For your convenience, beneficial owners of our common stock have four methods of voting:

1.      Vote by Internet.    The website address for Internet voting is on your vote instruction form;

2.      Vote by mail.    Mark, date, sign and promptly mail your vote instruction form;

3.      Vote by fax.    Mark, date, sign and promptly fax the enclosed proxy card to the fax number on your vote instruction form; or

4.      Vote in person.    Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed proxy and return it promptly. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

IF YOU PLAN TO ATTEND

Please note that space limitations make it necessary to limit attendance to stockholders of record only. Registration and seating will begin at 10:30 a.m. Eastern Time. Shares of common stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the Record Date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent
15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:
1-855-264-1527
Email: info@campaign-mgmt.com
Call Collect Outside North America: +1 (212) 632-8422

By the Order of the Board of Directors
/s/ Eric Weisblum
Eric Weisblum
Chairman of the Board of Directors and Chief Executive Officer
Dated: November 15, 2024

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if your desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

SILO PHARMA, INC.
677 N Washington Boulevard
Sarasota, Florida 34236

PROXY STATEMENT FOR THE
2024 Annual Meeting OF STOCKHOLDERS
TO BE HELD ON DECEMBER 20, 2024

The Board of Directors of Silo Pharma, Inc. (“Silo” or the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our office, located at 677 N Washington Boulevard, Sarasota, FL 34236, on December 20, 2024, at 11:00 a.m. Eastern Time, including at any adjournments or postponements of the Annual Meeting.

Our board of directors (“Board” or “Board of Directors”) is asking you to vote your shares by completing, signing and returning the accompanying proxy card via mail or fax or vote over the Internet. If you attend the Annual Meeting in person, you may vote at the Annual Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

We intend to begin mailing this proxy statement, the attached notice of the Annual Meeting, the enclosed proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 on or about November 19, 2024 to all stockholders of record entitled to vote at the Annual Meeting. Only stockholders who owned our common stock on November 12, 2024 are entitled to vote at the Annual Meeting

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating Eric Weisblum, our Chief Executive Officer, as your proxy for the Special Meeting and you are authorizing Mr. Weisblum to vote your shares at the Annual Meeting as you have instructed on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Special Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission (“SEC”) to give you when we ask you to sign a proxy card designating Mr. Weisblum as proxy to vote on your behalf.

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes information related to your vote at the Special Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting in person. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card via mail or fax or vote over the Internet.

We intend to begin mailing this proxy statement, the attached notice of Annual Meeting, the enclosed proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 on or about November 19, 2024 to all stockholders of record entitled to vote at the Annual Meeting. Only stockholders who owned our common stock on November 12, 2024 are entitled to vote at the Annual Meeting.

What Does it Mean if I Receive More than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

How do I attend the Annual Meeting?

The Annual Meeting will be held on December 20, 2024 at 11:00 a.m. Eastern at our office located at 677 N Washington Boulevard, Sarasota, Florida 34236.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date (as defined herein).

Who is Entitled to Vote?

The Board has fixed the close of business on November 12, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 4,484,456 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, West Coast Stock Transfer, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

What am I Voting on?

There are five (5) matters scheduled for a vote:

1.      To elect four (4) members to our Board of Directors to serve for a one-year term to expire at the 2025 annual meeting of shareholders;

2.      To ratify the appointment of Salberg & Company, P.A. (“Salberg”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.      To approve, by non-binding advisory vote, the resolution approving named executive officer compensation (the “Say on Pay Proposal”);

4.      To approve, by non-binding advisory vote, the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation (the “Say When on Pay Proposal”);

5.      To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal”); and

6.      To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock have four methods of voting:

1.      Vote by Internet.    The website address for Internet voting is on your vote instruction form;

2.      Vote by mail.    Mark, date, sign and promptly mail the enclosed proxy card;

3.      Vote by fax.    Mark, date, sign and promptly fax the enclosed proxy card to the fax number on your vote instruction form; or

4.      Vote in person.    Attend and vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name

If you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares virtually at the 2024 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares virtually at the 2024 Annual Meeting. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote via the Internet or by telephone. Please refer to the instructions provided with your voting instruction card for information about voting.

As a beneficial owner, you may direct your broker, bank, fiduciary, custodian, or other nominee how to vote shares they hold on your behalf. If that organization is not given specific directions on how to vote, your shares held in the name of that organization may not be voted, which is sometimes referred to as a “broker non-vote.” New York Stock Exchange Rule 452.11 prohibits brokers and other organizations holding shares on your behalf from voting uninstructed shares on certain matters deemed to be “non-routine”. Brokers and other organizations may, however, vote your uninstructed shares for proposals that are considered “routine.”

Brokers may reach conclusions regarding the ability to vote your shares on a given proposal that differ from our expectations expressed in this proxy statement. As a result, we urge you to direct your broker, bank, fiduciary, custodian, or other nominee how to vote your shares on all proposals to ensure that your vote is counted.

All shares entitled to vote on a matter and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, we expect that the shares represented by your properly completed and executed proxy will be voted as the Board recommends on routine proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting for which your broker, bank, fiduciary, custodian, or other nominee concludes it is entitled to vote your uninstructed shares. If you are a registered shareholder and attend the Annual Meeting, you may deliver your completed proxy card in person. If you are a street name shareholder and wish to vote at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when one-third of the shares entitled to vote as of the Record Date, are represented in person or by proxy. Thus, holders of one-third of the 4,484,456 shares outstanding as of the Record Date must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.      “FOR” the election of each of the four (4) members to our Board of Directors to serve for a one-year term to expire at the 2025 annual meeting of;

2.      “FOR” the ratification of the appointment of Salberg & Company, P.A., as our independent registered public accounting firm for our fiscal year ending December 31, 2024;

3.      “FOR” the approval of the Say on Pay Proposal;

4.      “THREE YEARS” as the preferred frequency of the Say When on Pay Proposal; and

5.      “FOR” the approval of the Adjournment Proposal.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

If your shares are held in street name, we expect that banks, brokers and other such holders of record will vote shares as you have instructed. Please see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

What is a Broker Non-Vote?

If your shares are held in street name, we urge you to instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker may vote your shares as recommended by the Board. If you do not provide voting instructions, we expect that your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered to be entitled to vote at the Annual Meeting, we expect that broker non-votes will not be included in the tabulation of the voting results of any of the “non-routine” proposals and, therefore, will have no effect on the voting results of such proposals.

We expect that brokers, banks, fiduciaries, custodians, or other nominees holding shares in street name for beneficial owners will not use discretionary authority to vote shares on the election of directors (Proposal 1), the Say on Pay Proposal (Proposal 3), or the Say When on Pay Proposal (Proposal 4) if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. However, our Bylaws provide that, any question brought before any meeting of the stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the votes cast on a matter at the meeting at which a quorum is present. Directors shall be elected by a plurality of the votes cast at the election. Broker non-votes and abstentions are considered for purposes of establishing a quorum but not considered as votes cast for or against a proposal or director nominee.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Election of each of the four director nominees to our Board of Directors	Plurality of the votes cast (the four directors nominees receiving the most “FOR” votes).
Ratification of the appointment of Salberg & Company, P.A., as our independent registered public accounting firm for our fiscal year ending December 31, 2024

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2024 Annual Meeting by the holders entitled to vote thereon.

Approval of the Say on Pay Proposal

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2024 Annual Meeting by the holders entitled to vote thereon.

Approval of the preferred frequency of the Say When on Pay Proposal

The frequency that receives the highest number of votes (one year, two years or three years) of the shares present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon shall be approved.

Approval of the Adjournment Proposal

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2024 Annual Meeting by the holders entitled to vote thereon.

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote “for” or “withhold” as to each nominee. In voting by proxy with regard to the say on pay proposal, you may vote “one year” “two years” “three years” or “abstain” as to the preferred frequency. With regard to other proposals, you may vote “for,” “against” or “abstain” for each proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of the Company, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Silo Pharma, Inc., 677 N Washington Boulevard, Sarasota, Florida 34236. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. In addition, we have retained Campaign Management as our strategic shareholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Annual Meeting at an approximate cost of $8,000, plus reimbursement of expenses. If you have any questions or require any assistance with completing your proxy, please contact Campaign Management by telephone toll-free 1-855-264-1527 or collect outside North America at +1 (212) 632-8422, or by email at info@campaign-mgmt.com.

Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under Nevada law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2025 Annual Meeting?

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 annual meeting of stockholders (the “2025 Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than August 22, 2025, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. In the event the date of the 2025 Annual Meeting has been changed by more than 30 days from the date of the 2025 Annual Meeting, stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting must submit the proposal to us at our corporate headquarters no later than a reasonable time before we begin to print and send our proxy materials for our 2025 Annual Meeting.

Stockholders who intend to present a proposal at our 2025 Annual Meeting without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Secretary so that such notice is received by our Secretary at our principal executive office on or after August 22, 2025 but no later than September 21, 2025; provided, however, if the date of the 2025 Annual Meeting is convened more than 25 days before, or delayed by more than 25 days after, December 20, 2025, to be considered for inclusion in proxy materials for our 2025 Annual Meeting, a stockholder proposal must be submitted in writing to our Secretary at Silo Pharma, Inc., 677 N Washington Boulevard, Sarasota, FL 34236 and received no earlier than the Close of Business (as defined in the Bylaws) on the 120th day prior to such annual meeting and no later than the Close of Business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which disclosure of the date of such meeting is first made by the Company.

In order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2025 Annual Meeting, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and such notice must include all the information required by Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and such stockholders must comply with all of the requirements of Rule 14a-19 under the Exchange Act.

Stockholders are also advised to review our Bylaws, which contain additional requirements relating to stockholder proposals and director nominations, including who may submit them and what information must be included.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board have an interest in Proposal 1, the election to the Board of the four director nominees set forth herein. In addition, members of the Board executive officers have any interest in Proposal 3 — the Say on Pay Proposal, and Proposal 4 — the Say When on Pay Proposal. Members of the Board and executive officers of the Company do not have any interest in Proposal 2 — the ratification of the appointment of the Company’s independent registered public accounting firm, or Proposal 5 — the Adjournment Proposal.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Board Composition and Leadership Structure

Our Board is comprised of four directors of which three are independent. Eric Weisblum, our Chief Executive Officer, also serves as Chairman of the Board. Due to the size of our Company, we believe that this board size and structure are appropriate. We believe that the fact that three of the four members of the Board are independent reinforces the independence of the Board in its oversight of our business and affairs and provides for objective evaluation and oversight of management’s performance, as well as management accountability. Furthermore, the Board believes that Mr. Weisblum is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry and is also the person most capable of effectively identifying strategic priorities and leading the discussion and execution of corporate strategy. In addition, the Board believes that the combined role of Chairman and Chief Executive Officer strengthens the communication between the Board and management. Further, as the individual with primary responsibility for managing day-to-day operations, Mr. Weisblum is best positioned to chair Board meetings and ensure that key business issues and risks are brought to the attention of our Board. We therefore believe that the creation of a lead independent director position is not necessary at this time.

Board’s Role in Risk Oversight

The Company’s Board is committed to a corporate culture that aligns day-to-day decision making with risk awareness and helps ensure that the Company’s long-term strategic initiatives are consistent with its risk appetite. The Board of Directors has determined that overall responsibility for overseeing enterprise risk management at the Company rests with the full Board of Directors as opposed to any specific board-level committee. The Board recognizes the importance of identifying, assessing and monitoring risks that may have a material adverse effect on the Company, including operational, financial, and strategic risks. In fulfilling its risk oversight function, the Board has delegated certain oversight responsibilities to its three standing committees — Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of major financial risk exposures, internal control over financial reporting, disclosure controls and procedures and legal and regulatory compliance. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Nominating and Corporate Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk.

Director Independence

Our common stock is listed on The Nasdaq Capital Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation, Compensation Committee and Nominating and Corporate Governance Committee must be an “independent director.” Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, compensation committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz, representing three of our four incumbent directors, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’ business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Committee of our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available on our website at www.silopharma.com. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.

Audit Committee

Our Audit Committee is responsible for, among other things:

•        approving and retaining the independent auditors to conduct the annual audit of our financial statements;

•        reviewing the proposed scope and results of the audit;

•        reviewing and pre-approving audit and non-audit fees and services;

•        reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

•        reviewing and approving transactions between us and our directors, officers and affiliates;

•        establishing procedures for complaints received by us regarding accounting matters;

•        overseeing internal audit functions, if any; and

•        preparing the report of the Audit Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Audit Committee consists of Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz, with Wayne D. Linsley serving as chair. Our Board of Directors has determined that Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz each meet the definition of “independent director” under Nasdaq rules, and that they meet the independence standards under Rule 10A-3 of the Exchange Act. Each member of our Audit Committee meets the financial literacy requirements of Nasdaq. In addition, our Board of Directors has determined that Wayne Linsley qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

•        reviewing and recommending the compensation arrangements for management, including the compensation for our Chief Executive Officer;

•        establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•        administering our stock incentive plans; and

•        preparing the report of the Compensation Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Compensation Committee consists of Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz, with Wayne D. Linsley serving as chair. Our Board of Directors has determined that Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz are independent directors under Nasdaq rules

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

•        identifying and nominating members of the Board of Directors;

•        developing and recommending to the Board of Directors a set of corporate governance principles applicable to our Company; and

•        overseeing the evaluation of our Board of Directors.

Our Nominating and Corporate Governance Committee consists of Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz, with Wayne D. Linsley serving as chair. Our Board of Directors has determined that Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz are independent directors under Nasdaq rules.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website, www.silopharma.com. We intend to post on our website all disclosures that are required by law or Nasdaq rules concerning any amendments to, or waivers from, any provision of the code.

Material Proceedings

No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries as defined in Item 103(c)(2), Regulation S-K.

Anti-hedging

As part of our Insider Trading Policy, all of our officers, directors, employees and consultants and family members or others sharing a household with any of the foregoing or that may have access to material non-public information regarding our Company are prohibited from engaging in short sales of our securities, any hedging or monetization transactions involving our securities and in transactions involving puts, calls or other derivative securities based on our securities. Our Insider Trading Policy further prohibits such persons from purchasing our securities on margin, borrowing against any account in which our securities are held or pledging our securities as collateral for a loan unless pre-cleared by our Insider Trading Compliance Officer. As of December 31, 2023, none of our directors or executive officers had pledged any shares of our common stock.

Family Relationships and Other Arrangements

There are no family relationships among our directors and executive officers. There are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.

To our knowledge, based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2023, we believe that our directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2023.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During the 2023 fiscal year, the Board of Directors held 4 meetings and took actions by written consent on 8 occasions during the fiscal year ended December 31, 2023. In addition, our Audit Committee held 4 meetings and took actions by written consent on 3 occasions during the fiscal year ended December 31, 2023, our Compensation Committee held no meetings and took actions by written consent on 1 occasion during the fiscal year ended December 31, 2023 and our Nominating and Corporate Governance Committee held no meetings and took actions by written consent on 1 occasion during the fiscal year ended December 31, 2023. During the 2023 fiscal year, none of our directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which they served. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

Silo Pharma, Inc.

677 N Washington Boulevard

Sarasota, Florida 34236

All communications by letter addressed to the attention of our Secretary will be reviewed by the Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

Our Board of Directors is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

Our Board of Directors encourages selection of directors who will contribute to the Company’s overall corporate goals. Individual directors may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to the Board of Directors, ability to contribute to the Board of Directors’ overall effectiveness, and the needs of the Board of Directors and its committees. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Board of Directors considers these factors in the light of the specific needs of the Board of Directors at that time.

A director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. There are no limits term that may be served by a director; however, in connection with evaluating recommendations for nomination for reelection, the Board of Directors considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect four directors to hold office until the 2025 Annual Meeting. Directors are elected by a plurality of votes cast by stockholders. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the four nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to serve for a one-year term. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold office until their successors are elected and qualified, and their ages as of the Record Date.

Name	Age	Position
Eric Weisblum	55	Chairman, Chief Executive Officer and President
Wayne D. Linsley	68	Director
Dr. Kevin Muñoz	46	Director
Dr. Jeff Pavell	57	Director

The business background and certain other information about our directors is set forth below.

Eric Weisblum

Eric Weisblum is the founder, President and Chief Executive Officer of the Company, and serves as Chairman of the Company’s Board of Directors. Prior to founding the Company, Mr. Weisblum was a private investor, board member, and advisor to several companies. Mr. Weisblum has experience in both licensing therapeutic assets and assisting in their development. As a result, Mr. Weisblum brings with him nearly 20 years of experience in structuring and trading financial instruments. Mr. Weisblum was a registered representative with Domestic Securities, a New Jersey-based broker-dealer. While with Domestic Securities, Mr. Weisblum held the Series 7 — General Securities Representative, the Series 63 — Uniform Securities Agent State Law Examination, and the Series 55 — Registered Equity Trader securities registrations. From 1993 to 2002, Mr. Weisblum originated, structured, traded, and placed structured financing transactions at M.H. Meyerson & Co. Inc., a publicly-traded registered investment bank. He holds a B.A. from the University of Hartford’s Barney School of Business.

Wayne D. Linsley

Wayne D. Linsley has served as a director of the Company since January 2020. Mr. Linsley has over 40 years of experience in business management. Since April 2020, Mr. Linsley has served as a member of the board of directors of Hoth Therapeutics, Inc. (NASDAQ: HOTH), a clinical-stage biopharmaceutical company. Since August 2021, Mr. Linsley has served as a member of the Board of Directors of DatChat, Inc. (NASDAQ: DATS), a blockchain, cybersecurity, and social media company. From 2014 to September 2021, Mr. Linsley served as the Vice President of Operations at CFO Oncall, Inc., a company that provides financial reporting and controller services on an outsourced basis and previously, from 2012 to 2014, Mr. Linsley worked at CFO Oncall, Inc. as an independent contractor. Mr. Linsley holds a Bachelor of Science degree in Business Administration from Siena College. We believe that Mr. Linsley is qualified to serve as a member of our Board of Directors because of his experience as a director of public companies and background in financial reporting.

Dr. Kevin Muñoz

Dr. Kevin Muñoz has served as a director of the Company since October 2020. Since December 2021, Dr. Muñoz has taught Biomedical Science and Medical Intervention at Passaic County Technical Institute. Since June 2008, Dr. Muñoz has served as the Director of Operations and Medical Assistant at The Physical Medicine and Rehabilitation Center, P.A., a diagnostic and treatment facility that specializes in treating sports, spine, orthopedic and neuromuscular conditions. Dr. Muñoz holds Doctor of Medicine degree from Xavier University School of Medicine and a Bachelor of Science degree in Kinesiology from the University of Michigan. We believe that Dr. Muñoz is qualified to serve as a member of our Board of Directors because of his medical background and experience in business operations.

Dr. Jeff Pavell

Dr. Pavell has served as our director since September 2022. Since January 2017, Dr. Pavell has served as Chief of Rehabilitation Medicine at Englewood Health, and since November 2005, he has been on the teaching staff at New York-Presbyterian Columbia University Irving Medical Center. In addition, since December 2020 he has been on the teaching staff at Hackensack Meridian School of Medicine at Seton Hall. Furthermore, since 2010, Dr. Pavell has served as a partner at Patient Care Associates, an outpatient surgical center, and since 2002, he has served as a Partner at the Physical Medicine and Rehabilitation Center, a private medical practice serving patients with spine, sports and occupational injuries. Dr. Pavell is a Board Certified physician specializing in the field of physical medicine and rehabilitation. Dr. Pavell is also certified in pain medicine and specializes in the most advanced non-operative treatments for spine, sports and interventional pain medicines. Dr. Pavell received his bachelor of arts from Johns Hopkins University and his D.O. degree with honors from the New York College of Osteopathic Medicine. Since December 2022, Dr. Pavell has served as a director of Hoth Therapeutics, Inc. (NASDAQ: HOTH), a clinical stage biopharmaceutical company. Dr. Pavell holds a Doctor of Medicine degree from the New York College of Osteopathic Medicine and a Bachelor of Art degree in Political Science from John Hopkins University. We believe that Dr. Pavell is qualified to serve as a member of our Board of Directors due to his medical background and experience practicing in the healthcare industry.

Board Diversity Matrix

Our Nominating and Corporate Governance Committee is committed to promoting diversity on our Board of Directors. We have surveyed our current directors and asked each director to self-identify their race, ethnicity, and gender using one or more of the below categories. The results of this survey as of the Record Date are included in the matrixes below.

Board Diversity Matrix (As of September 18, 2024)
Total Number of Directors	4
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors		4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx		1
Native Hawaiian or Pacific Islander
White		1
Two or More Races or Ethnicities
LGBTQ+		1
Did Not Disclose Demographic Background		1

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL 1.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages as of the Record Date, except for Mr. Weisblum, whose biography is included under the heading “Proposal 1: Election of Directors” set forth above:

Name	Age	Position
Eric Weisblum	55	Chairman, Chief Executive Officer, President and Director
Daniel Ryweck	60	Chief Financial Officer

Daniel Ryweck

Mr. Ryweck has served as Chief Financial Officer of the Company since September 2022. Since January 2020, Mr. Ryweck has served as Controller at Mill City Ventures III Ltd. (NASDAQ: MCVT), a non-bank lender and specialty finance company. From. June 2014 to December 2019, he served as Chief Compliance Officer of Mill City Ventures III Ltd. Mr. Ryweck holds a Bachelor of Science degree in Accounting from the Carlson School of Management at the University of Minnesota.

EXECUTIVE COMPENSATION

The following table provides certain information regarding compensation awarded to, earned by or paid to persons serving as our principal executive officer and our principal financial officer during the year ended December 31, 2023 and 2022 (each a “named executive officer”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)		(j)
Eric Weisblum,	2023	350,151	(3)	200,000	—	—	—	—	18,858	(5)	569,009
Chief Executive Officer	2022	222,500	(1)	100,000 (2)	—	—	—	—	9,750	(5)	332,250

Daniel Ryweck,	2023	59,923	(4)	—	—	—	—	—	2,769	(5)	62,692
Chief Financial Officer (since September 28, 2022)	2022	15,000	(4)	—	—	—	—	—	—		15,000

____________

(1)      On October 12, 2022, the Company entered into an employment agreement with Eric Weisblum (the “Weisblum Employment Agreement”) pursuant to which Mr. Weisblum’s (i) base salary will be $350,000 per year, (ii) Mr. Weisblum will be paid a one-time signing bonus of $100,000, and (iii) Mr. Weisblum shall be entitled to receive an annual bonus of up to $350,000, subject to the sole discretion of the Compensation Committee of the Board of Directors of the Company. On January 18, 2021, the Company and Mr. Weisblum entered into the first amendment (the “Amendment”) to the Employment Agreement, effective as of January 1, 2021. Pursuant to the Amendment Mr. Weisblum’s base salary was increased from $120,000 per year to $180,000 per year and all the terms and provisions of the Employment Agreement shall remain in full force and effect.

(2)      Pursuant to the Weisblum Employment Agreement entered into between the Company and Mr. Weisblum on October 12, 2022, Mr. Weisblum received a signing bonus of $100,000.

(3)      On January 18, 2021, the Company and Mr. Weisblum entered into the first amendment (the “Amendment”) to the Employment Agreement, effective as of January 1, 2021. Pursuant to the Amendment Mr. Weisblum’s base salary was increased from $120,000 per year to $180,000 per year and all the terms and provisions of the Employment Agreement shall remain in full force and effect. On October 12, 2022, we entered into a new employment agreement with Mr. Weisblum pursuant to which Mr. Weisblum’s base salary will be $350,000 per year.

(4)      On September 28, 2022, the Company entered into an Employment Agreement with Mr. Ryweck under which it agreed to pay a base salary of $42,000 per year. On October 12, 2022, the Company entered into an amendment to this employment agreement under which it increased his base salary to $60,000 per year.

(6)      During 2023 and 2022, the Company contributed funds for each executive to the Company’s 401(k) plan.

Narrative Disclosure to Summary Compensation Table

Except as otherwise described below, there are no compensatory plans or arrangements, including payments to be received from the Company with respect to any named executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or our subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Employment Agreements

Eric Weisblum

On October 12, 2022, the Company entered into an employment agreement with Eric Weisblum (the “Weisblum Employment Agreement”) pursuant to which Mr. Weisblum’s (i) base salary will be $350,000 per year, (ii) Mr. Weisblum will be paid a one-time signing bonus of $100,000, and (iii) Mr. Weisblum shall be entitled to receive an annual bonus of up to $350,000, subject to the sole discretion of the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”), and upon the achievement of additional criteria established by the Compensation Committee from time to time (the “Annual Bonus”). In addition, pursuant to the Weisblum Employment Agreement, upon termination of Mr. Weisblum’s employment for death or Total Disability (as defined in the Weisblum Employment Agreement), in addition to any accrued but unpaid compensation and vacation pay through the date of his termination and any other benefits accrued to him under any Benefit Plans (as defined in the Weisblum Employment Agreement) outstanding at such time and the reimbursement of documented, unreimbursed expenses incurred prior to such termination date (collectively, the “Weisblum Payments”), Mr. Weisblum shall also be entitled to the following severance benefits: (i) 24 months of his then base salary; (ii) if Mr. Weisblum elects continuation coverage for group health coverage pursuant to COBRA Rights (as defined in the Weisblum Employment Agreement), then for a period of 24 months following Mr. Weisblum’s termination he will be obligated to pay only the portion of the full COBRA Rights cost of the coverage equal to an active employee’s share of premiums (if any) for coverage for the respective plan year; and (iii) payment on a pro-rated basis of any Annual Bonus or other payments earned in connection with any bonus plan to which Mr. Weisblum was a participant as of the date of his termination (together with the Weisblum Payments, the “Weisblum Severance”). Furthermore, pursuant to the Weisblum Employment Agreement, upon Mr. Weisblum’s termination (i) at his option (A) upon 90 days prior written notice to the Company or (B) for Good Reason (as defined in the Weisblum Employment Agreement), (ii) termination by the Company without Cause (as defined in the Weisblum Employment Agreement) or (iii) termination of Mr. Weisblum’s employment within 40 days of the consummation of a Change in Control Transaction (as defined in the Weisblum Employment Agreement), Mr. Weisblum shall receive the Weisblum Severance; provided, however, Mr. Weisblum shall be entitled to a pro-rated Annual Bonus of at least $200,000. In addition, any equity grants issued to Mr. Weisblum shall immediately vest upon termination of Mr. Weisblum’s employment by him for Good Reason or by the Company at its option upon 90 days prior written notice to Mr. Weisblum, without Cause.

Daniel Ryweck

On September 28, 2022, the Company entered into an employment agreement (the “Ryweck Employment Agreement”) with Daniel Ryweck. Pursuant to the terms of the Employment Agreement, Mr. Ryweck will (i) receive a base salary at an annual rate of $42,000 (the “Base Compensation”) payable in equal monthly installments, and (ii) be eligible to receive an annual discretionary bonus. The term of Mr. Ryweck’s engagement under the Employment Agreement commences on the Effective Date (as defined in the Employment Agreement) and continues until September 28, 2023, unless earlier terminated in accordance with the terms of the Employment Agreement. The term of Mr. Ryweck’s Employment Agreement is automatically renewed for successive one-year periods until terminated by Mr. Ryweck or the Company.

On October 12, 2022, the Company entered into an amendment (the “Ryweck Amendment”) to the employment agreement by and between the Company and Daniel Ryweck dated September 27, 2022, pursuant to which Mr. Ryweck’s base salary will increase to $60,000 per year.

On November 11, 2024, the Company entered into a Second Amendment to Employment Agreement with Daniel Ryweck, (the “Second Amendment”), which Second Amendment amended the terms of that certain Employment Agreement dated as of September 28, 2022, as amended by the certain First Amendment to Employment Agreement dated as of October 12, 2022. The Second Amendment amends the Employment Agreement to provide that Mr. Ryweck will be entitled to receive an annual cash bonus in an amount up to $60,000 if the Company meets or exceeds criteria adopted by the Compensation Committee of the Board for earning bonuses.

Potential Payment Upon Termination

If Mr. Weisblum dies or has a total disability, resigns, is terminated for good reason (as defined in the agreement), without cause (as defined in the agreement) or within 40 days of a change of control (as defined in the agreement, then he is entitled to 24 months’ severance.

The following table sets forth quantitative information with respect to potential payments to be made to Mr. Weisblum upon termination in various circumstances. The potential payments are based on the terms of Mr. Weisblum’s employment agreement discussed above. For a more detailed description of Mr. Weisblum’s employment agreement, see the “Employment Agreements” section above:

Name	Potential Payment Upon Termination
Eric Weisblum	$700,000	(1)

____________

(1)      Mr. Weisblum is entitled to 24 months’ severance at the applicable base salary rate. Mr. Weisblum’s current base salary is $350,000 per annum.

Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding option and restricted stock unit awards held by each of our named executive officers that were outstanding as of December 31, 2023. There were no stock awards or other equity awards outstanding as of December 31, 2023.

	Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) (Exercisable)		Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Eric Weisblum,	2,000	(1)	—	—	$0.005	04/15/2024	—	—	—	—
Chief Executive	2,000	(2)	—	—	$0.005	07/15/2024	—	—	—	—
Officer	2,000	(3)	—	—	$0.005	10/15/2024	—	—	—	—

____________

(1)      The options were fully vested on the date of grants (4/15/19)

(2)      The options were granted on April 15, 2019 and vested 100% on July 15, 2019.

(3)      The options were fully vested on the date of grant (10/15/19).

Amended and Restated 2020 Omnibus Equity Incentive Plan

The following is a summary of the material features of the Amended and Restated 2020 Omnibus Equity Incentive Plan (the “Amended and Restated 2020 Plan”). This summary is qualified in its entirety by the full text of the Amended and Restated 2020 Plan, a copy of which was filed as an Appendix to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on October 23, 2023.

Shares Available; Certain Limitations.    The maximum number of shares of common stock reserved and available for issuance under the Amended and Restated 2020 Plan will be 470,000 shares; provided that shares of common stock issued under the Amended and Restated 2020 Plan with respect to an Exempt Award will not count against the share limit. We use the term “Exempt Award” to mean (i) an award granted in the assumption of, or in substitution for, outstanding awards previously granted by another business entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries merges, (ii) an “employment inducement” award as described under applicable law, or (iii) an award that a participant purchases at fair market value.

No more than 470,000 shares of the Company’s common stock shall be issued pursuant to the exercise of incentive stock options.

New shares reserved for issuance under the Amended and Restated 2020 Plan may be authorized but unissued shares of the Company’s common stock or shares of the Company’s common stock that will have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of the Company’s common stock subject to an award are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, the shares of the Company’s common stock with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for awards under the Amended and Restated 2020 Plan except that (i) any shares of the Company’s common stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, and (ii) any shares of the Company’s common stock surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award will not again be available for awards under the Amended and Restated 2020 Plan. If an award is denominated in shares of the Company’s common stock, but settled in cash, the number of shares of common stock previously subject to the award will again be available for grants under the Amended and Restated 2020 Plan. If an award can only be settled in cash, it will not be counted against the total number of shares of common stock available for grant under the Amended and Restated 2020 Plan. However, upon the exercise of any award granted in tandem with any other awards, such related awards will be cancelled as to the number of shares as to which the award is exercised and such number of shares of the Company’s common stock will no longer be available for grant under the Amended and Restated 2020 Plan.

Types of Awards.    The Amended and Restated 2020 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards.

Administration.    The Amended and Restated 2020 Plan will be administered by the Board, or if the Board does not administer the Amended and Restated 2020 Plan, any committee of the Board or any other committee or subcommittee of the Board that complies with the applicable requirements of Section 16 of the Exchange Act, as amended from time to time, and any other applicable legal or stock exchange listing requirements (each of the Board, or such committee or such subcommittee, the “plan administrator”). The plan administrator may interpret the Amended and Restated 2020 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the Amended and Restated 2020 Plan.

The Amended and Restated 2020 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.

Restricted Stock and Restricted Stock Units.    Restricted stock and RSUs may be granted under the Amended and Restated 2020 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs will be forfeited. Subject to the provisions of the Amended and Restated 2020 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a shareholder; provided that dividends will only be paid if and when the underlying restricted stock vests. RSUs will not be entitled to dividends prior to vesting, but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options.    Incentive stock options and non-statutory stock options may be granted under the Amended and Restated 2020 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (“Code”). A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Code. A non-statutory stock option under the Amended and Restated 2020 Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the Amended and Restated 2020 Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the plan administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424I of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to 10% stockholders). The exercise price for shares of common stock subject to an option may be paid in cash, or as determined by the plan administrator in its sole discretion, (i) through any cashless exercise procedure approved by the plan administrator (including the withholding of shares of common stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of common stock owned by the participant, (iii) with any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a shareholder with respect to the shares of the Company’s common stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

Stock Appreciation Rights.

SARs may be granted either alone (a “Free-Standing SAR”) or in conjunction with all or part of any option granted under the Amended and Restated 2020 Plan (a “Related Right”). A Free-Standing SAR will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the base price of the Free-Standing SAR (which shall be no less than 100% of the fair market value of the related shares of common stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A Related Right will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a Free-Standing SAR may not exceed ten years from the date of grant. The exercise period of a Related Right will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a shareholder with respect to the shares of the Company’s common stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

Other Stock-Based Awards.    The plan administrator may grant other stock-based awards under the Amended and Restated 2020 Plan, valued in whole or in part by reference to, or otherwise based on, shares of common stock. The plan administrator will determine the terms and conditions of these awards, including the number of shares of common stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of common stock, the shares of common stock constituting such bonus shall, as determined by the plan administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued under the Amended and Restated 2020 Plan shall be subject to the same restrictions, conditions and risks of forfeiture that apply to the underlying award.

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

Equitable Adjustments.    In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our common stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Amended and Restated 2020 Plan, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the Amended and Restated 2020 Plan, (iii) the kind, number and purchase price of shares of common stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the Amended and Restated 2020 Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Change in Control.    The Amended and Restated 2020 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, employment, services or other agreement, if a “change in control” (as defined below) occurs and a participant is employed by, or otherwise providing services to the Company or any of its affiliates immediately prior to the consummation of the change in control, then the plan administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the Amended and Restated 2020 Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The plan administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control.

For purposes of the Amended and Restated 2020 Plan, a “change in control” means, in summary, the occurrence of any of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our Board; (iii) a merger or consolidation of us or any of our subsidiaries, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board immediately prior to the merger or consolidation continuing to represent at least a majority of the Board of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) shareholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of us immediately prior to such sale or (B) a sale or disposition to an entity controlled by our Board. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our stockholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding

Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the Amended and Restated 2020 Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of common stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

Amendment and Termination of the Amended and Restated 2020 Plan

The Amended and Restated 2020 Plan provides our Board with authority to amend, alter or terminate the Amended and Restated 2020 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Shareholder approval of any such action will be obtained if required to comply with applicable law. The Amended and Restated 2020 Plan will terminate on the tenth anniversary of the Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).

Clawback

If the Company is required to prepare a financial restatement due to the Company’s material non-compliance with any financial reporting requirement under the securities law, then the plan administrator may require any Section 10D-1(d) of the Exchange Act “executive officer” to repay or forfeit to us that part of the cash or equity incentive compensation received by that Section 10D-1(d) executive officer during the preceding three completed fiscal years that the plan administrator determines was in excess of the amount that such Section 10D-1(d) executive officer would have received had such cash or equity incentive compensation been calculated based on the restated amounts reported in the restated financial statement. The plan administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 10D-1(d) executive officer (which shall be made irrespective of any fault, misconduct or responsibility of each Section 10D-1(d) executive officer). The amount and form of the incentive compensation to be recouped shall be determined by the plan administrator in its sole and absolute discretion and calculated on a pre-tax basis.

Disclosure of Equity Awards Based on Material Nonpublic Information

None.

Pay Versus Performance Disclosure

In accordance with the SEC’s disclosure requirements regarding pay versus performance, or PVP, this section presents the SEC-defined “Compensation Actually Paid,” or CAP of our NEOs for each of the fiscal years ended December 31, 2023 and 2022, and our financial performance. Also required by the SEC, this section compares CAP to various measures used to gauge performance at TLSS for each such fiscal year.

Pay versus Performance Table — Compensation Definitions

Salary, Bonus, Stock Awards, and All Other Compensation are each calculated in the same manner for purposes of both CAP and Summary Compensation Table, or SCT values. The primary difference between the calculation of CAP and SCT total compensation is the calculation of the value of “Stock Awards,” with the table below describing the differences in how these awards are valued for purposes of SCT total and CAP:

Pay Versus Performance Table

Year(1)	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Income (Loss)
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2023	$569,009	$569,009	$62,692	$62,692	6.79	$(3,700,683)
2022	$332,250	$332,250	$15,000	$15,000	15.83	$(3,908,551)
2021	$345,000	$345,000	$0	$0	33.57	$3,903,741

____________

(1)      The PEO (CEO) in the 2023, 2022 and 2021 reporting year is Eric Weisblum. The non-PEO NEOs in the 2023 and 2022 reporting year is Dan Ryweck.

(2)      The CAP was calculated beginning with the PEO’s SCT total. No amounts were deducted from or added to the applicable SCT total compensation. Since all equity awards were fully vested prior to 2021, no reconciliation to with respect to equity awards for summary compensation numbers was required.

Non-Employee Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our Board of Directors and received compensation for such service during the fiscal year ended December 31, 2023. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board of Directors in 2022.

Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Wayne Linsley	$45,000	—	$—	—	—	—	$45,000
Dr. Kevin Muñoz	$25,000	—	$—	—	—	—	$25,000
Dr. Jeff Pavel(3)	$25,000	—	—	—	—	—	$25,000

Director Compensation Program

Our current director compensation program is designed to align our director compensation program with the long-term interests of our stockholders by implementing a program comprised of cash and equity compensation.

In setting director compensation, we consider the amount of time that directors expend in fulfilling their duties to the Company as well as the skill level and experience required by our Board of Directors. We also consider board compensation practices at similarly situated companies, while keeping in mind the compensation philosophy of us and the stockholders’ interests. The directors also receive reimbursement for expenses, including reasonable travel expenses to attend board and committee meetings, reasonable outside seminar expenses, and other special board-related expenses.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS AND
DIRECTOR INDEPENDENCE

Except as set forth below, there were no transactions during our fiscal years ended December 31, 2023 and 2022 to which we were a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this registration statement. We are not otherwise a party to a current related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

Director Independence

Our Board of Directors has determined that a majority of the Board consists of members who are currently “independent” as that term is defined under Nasdaq Listing Rule 5605(a)(2). The Board considers Wayne D. Linsley, Dr. Jeff Pavell and Dr. Kevin Muñoz to be “independent.”

The Board of Directors as a whole carries out the function of a nominating and corporate governance committee.

Except as may be provided in our bylaws, we do not currently have specified procedures in place pursuant to which whereby security holders may recommend nominees to the board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date by:

•        each of our named executive officers;

•        each of our directors and director nominees;

•        all of our current directors and named executive officers as a group; and

•        each stockholder known by us to own beneficially more than 5% of our common stock.

The percentage ownership information is based on 4,484,456 shares of common stock outstanding as of the Record Date. Information with respect to beneficial ownership has been furnished by each director or director nominee, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules attribute beneficial ownership of securities as of a particular date to persons who hold options or warrants to purchase shares of common stock and that are exercisable within 60 days of such date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Silo Pharma, Inc., 677 N Washington Boulevard, Sarasota, Florida 34236.

Name and Address of Beneficial Owner	Number of shares beneficially owned		Percentage of shares beneficially owned
Directors and Named Executive Officers:
Eric Weisblum	184,432	(1)	4.11%
Wayne D. Linsley	3,425	(2)	*
Dr. Kevin Muñoz	3,425	(2)	*
Daniel Ryweck	5,000		*
Dr. Jeff Pavell	—		—
All executive officers and directors as a group (5 persons)	196,282		4.37%

____________

*        Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)      Includes 4,000 shares of common stock issuable upon exercise of presently exercisable options.

(2)      Includes options to purchase 3,425 shares of common stock, all of which are presently exercisable.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table shows information regarding our equity compensation plans as of December 31, 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (c)
Equity compensation plans approved by security holders(1)	22,850	$9.19	447,150
Equity compensation plans not approved by security holders	—	—	—
Total	22,850	$9.19	447,150

____________

(1)      Amended and Restated 2020 Omnibus Equity Incentive Plan.    On January 18, 2021, the Board of Directors of the Company approved the Silo Pharma, Inc. 2020 Omnibus Equity Incentive Plan (the “2020 Plan”) to incentivize employees, officers, directors and consultants of the Company and its affiliates. The number of shares of common stock that are reserved and available for issuance under the 2020 Plan shall be equal to 170,000 shares provided that with respect to exempt awards as defined in the 2020 Plan, shall not count against such share limit. The 2020 Plan provides for the grant, from time to time, at the discretion of the Board or a committee thereof, of cash, stock options, including incentive stock options and nonqualified stock options, restricted stock, dividend equivalents, restricted stock units, stock appreciation units and other stock or cash-based awards. The Plan shall terminate on the tenth anniversary of the date of adoption by the Board of Directors. Subject to certain restrictions, the Board of Directors may amend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, rules or regulations. On March 10, 2021, the stockholders of the Company approved the Plan. On September 15, 2023, our Board of Directors adopted the Silo Pharma, Inc. Amended and Restated 2020 Omnibus Equity Incentive Plan, which was approved by the Company’s stockholders on December, 2023. The Amended and Restated 2020 Omnibus Equity Incentive Plan (i) increases the number of shares of common stock that may be issued under such Plan by 300,000 shares and (ii) includes clawback provisions to comply with recent developments of applicable law.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING
DECEMBER 31, 2024

The Board has appointed Salberg & Company, P.A. (“Salberg”) to serve as our independent registered public accounting firm for the year ending December 31, 2024. Salberg has acted as our principal accountant since 2019.

A representative of Salberg is expected to be present via telephone conference at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with the Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is the responsibility of our management to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles. It is the responsibility of our independent registered public accounting firm to conduct the audit of our financial statements and disclosures. In giving its recommendation to the Board that our audited financial statements for the year ended December 31, 2023 be included in our Annual Report on Form 10-K for the year ended December 31, 2023, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States; and (2) the report of our independent registered public accounting firm with respect to such financial statements.

Principal Accountant Fees and Services

The following table shows the fees for services provided by Salberg & Company, P.A. for the years ended December 31, 2023 and 2022.

	2023	2022
Audit Fees	$64,000	$57,100
Audit Related Fees	—	24,800
Tax Fees	—	—
All Other Fees	—	—
Total	$64,000	$81,900

Audit Fees:    Audit fees consist of fees billed for professional services performed by Salberg & Company, P.A. for the audit of our annual consolidated financial statements, and the review of interim consolidated financial statements.

Audit-Related Fees:    Audit-related fees may consist of fees billed by our independent registered public accounting firm for audit-related consulting services related to registration statements. There were no such fees incurred by the Company in the fiscal year ended December 31, 2023 and 2022.

Tax Fees:    Tax fees may consist of fees for professional services, including tax compliance. There were no such fees incurred by the Company in the fiscal years ended December 31, 2023 and 2022.

All Other Fees:    There were no such fees incurred by the Company in the fiscal years ended December 31, 2023 and 2022.

Pre-Approval Policies and Procedures

In accordance with Sarbanes-Oxley, our audit committee charter requires the audit committee to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. The audit committee has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the audit committee. If such authority is delegated, such delegated members of the audit committee must report to the full audit committee at the next audit committee meeting all items pre-approved by such delegated members. In the fiscal years ended December 31, 2023 and 2022 all of the services performed by our independent registered public accounting firm were pre-approved by the audit committee.

Vote Required

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders. If the appointment is not ratified, the Board will reconsider whether or not to retain Salberg.

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF SALBERG & COMPANY, P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

PROPOSAL 3: SAY ON PAY

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, the Company is asking its stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the principles, policies and practices described in this proxy statement. Accordingly, the following advisory resolution is submitted for shareholder vote at the annual meeting:

RESOLVED, that the stockholders of Silo Pharma, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables regarding named executive officer compensation and the narrative disclosures that accompany the compensation tables.

Although the “say-on-pay” vote is non-binding, the Board of Directors and the Compensation Committee will carefully review and consider the voting results when evaluating our named executive officer compensation program.

No Appraisal Rights

No appraisal rights are available under the Nevada Revised Statutes or under our Articles of Incorporation, or our Bylaws, as amended, with respect to the Proposal 3.

Interests of Officers and Directors in this Proposal

Our officers and directors have a direct interest in in this proposal.

Required Vote of Shareholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 3.

Board Recommendation

The Board unanimously recommends a vote “FOR” Proposal 3.

PROPOSAL 4: SAY WHEN ON PAY

In Proposal 3 above, the Company is asking its stockholders to vote on a non-binding advisory resolution on named executive officer compensation and the Company will provide this type of advisory vote at least once every three years. Pursuant to Section 14A of the Exchange Act and the related rules of the SEC, in this Proposal 4, the Company is asking its stockholders to vote on the frequency of future non-binding advisory votes on named executive officer compensation.

The Board believes that an advisory vote on executive compensation every three years is the most appropriate policy for the Company at this time, and recommends that stockholders vote for future non-binding advisory votes on named executive officer compensation to occur every three years. While our named executive officer compensation programs are designed to promote a long-term connection between pay and performance, and the Board recognizes that named executive officer compensation disclosures are made annually, the rules of the Securities and Exchange Commission permit the Company to solicit this advisory vote only every three years and the Company believes that management time and attention is better served by soliciting this advisory vote only every three years.

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. The vote is non-binding on the Board. Nevertheless, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

No Appraisal Rights

No appraisal rights are available under the Nevada Revised Statutes or under our Articles of Incorporation, or our Bylaws, as amended, with respect to Proposal 4.

Interests of Officers and Directors in this Proposal

Our officers and directors have a direct interest in in this proposal.

Required Vote of Shareholders

The frequency that receives the highest number of votes of the shares present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon shall be approved under this Proposal 4

Board Recommendation

The Board unanimously recommends a vote for “THREE YEARS” with respect to Proposal 4.

PROPOSAL 5: ADJOURNMENT PROPOSAL

At the Annual Meeting, we may ask our shareholders to vote on a proposal to adjourn the Annual Meeting if necessary or appropriate in the sole discretion of our Board, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or any adjournment or postponement of the Annual Meeting to approve any of the other proposals.

If at the Annual Meeting the number of shares authorized to vote present or represented by proxy and voting in favor of a proposal is insufficient to approve such proposal, then our Board may hold a vote on each proposal that has garnered sufficient votes, if any, and then move to adjourn the Annual Meeting as to the remaining proposals in order to solicit additional proxies in favor of those remaining proposals.

Alternatively, even if there are sufficient shares authorized to vote present or represented by proxy voting in favor of all of the proposals, our Board may hold a vote on the adjournment proposal if, in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the Annual Meeting to a later date and time. In that event, the Company will ask its shareholders to vote only upon the adjournment proposal and not any other proposal.

Any adjournment may be made without notice (if the adjournment is not for more than thirty days and a new record date is not fixed for the adjourned meeting), other than by an announcement made at the Annual Meeting of the time, date and place of the adjourned meeting.

Any adjournment of the Annual Meeting will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned.

If we adjourn the Annual Meeting to a later date, we will transact the same business and, unless we must fix a new record date, only the shareholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 5.

Board Recommendation

The Board unanimously recommends a vote “FOR” Proposal 5.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Nasdaq Listing Rule 5605(a)(2)). The Audit Committee operates under a written charter, which is available on the Company’s website at www.silopharma.com.

The Audit Committee has reviewed and discussed with management and the Company’s auditors, the Company’s audited financial statements as of and for the fiscal year ended December 31, 2023.

The Audit Committee has discussed with Salberg & Company, P.A., the Company’s independent registered public accounting firm, the matters as required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees).

The Audit Committee has received the written disclosures and the letter from Salberg & Company, P.A. required by applicable requirements of the PCAOB regarding Salberg & Company, P.A.’s communications with the Audit Committee concerning independence, and has discussed with Salberg & Company, P.A. their independence from management and the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Wayne D. Linsley
Dr. Kevin Muñoz
Dr. Jeff Pavell

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities. We have engaged Campaign Management to assist in the solicitation of proxies. We will pay a fee of approximately $8,000 plus reasonable out-of-pocket charges to Campaign Management for such services.

ADDITIONAL INFORMATION

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or call our Secretary at (718) 400-9031, or submit a request in writing to our Secretary, Silo Pharma, Inc., 677 N Washington Boulevard, Sarasota, Florida 34236. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Annual Reports on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2023 may be obtained without charge at www.proxyvote.com, by telephone at 800-579-1639, by email to sendmaterial@proxyvote.com (include the 16 digit control number), or by notifying our Corporate Secretary, in writing, at Silo Pharma, Inc., 677 N Washington Boulevard, Sarasota, Florida 34236.

By Order of the Board of Directors
/s/ Eric Weisblum
Eric Weisblum
Chairman of the Board of Directors and Chief Executive Officer

November 15, 2024

SCAN TO VIEW MATERIALS & VOTE SILO PHARMA, INC. 677 N. WASHINGTON BLVD, SARASOTA, FL, 34236 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V59637-P21640 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. SILO PHARMA, INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of the following four (4) director nominees to hold office until the 2025 Annual Meeting. 01) ERIC WEISBLUM 02) WAYNE D. LINSLEY 03) DR. KEVIN MUÑOZ 04) DR. JEFF PAVELL The Board of Directors recommends you vote FOR the following proposals: 2.                          To ratify the appointment of Salberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. To approve, by non-binding advisory vote, the resolution approving named executive officer compensation. The Board of Directors recommends you vote 3 years on the following proposal: 4. To approve, by non-binding advisory vote, the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation. The Board of Directors recommends you vote FOR the following proposal: 5. To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals. NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. For Against Abstain 3 Years 2 Years 1 Year Abstain Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V59638-P21640 SILO PHARMA, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 20, 2024, AT 11:00 A.M., EASTERN TIME The undersigned stockholder of Silo Pharma, Inc. (the “Company”) hereby revoking any proxy heretofore given, does hereby appoint Eric Weisblum as proxy, with the power to appoint his substitute, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of the Company to be held on Friday, December 20, 2024, at 11:00 a.m. Eastern Time at our office located at 677 N Washington Boulevard, Sarasota, Florida 34236 and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposal, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting. This proxy confers authority and shall be voted in accordance with the recommendations of the Board of Directors, unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instruction. This proxy confers discretionary authority to vote on any other matter, if any, presented at the 2024 Annual Meeting. This proxy shall be voted in accordance with the recommendations of the Board of Directors with respect to such other matters. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)